                                                                   EXHIBIT 10.16

                  FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT
                                    BETWEEN
          MMAC COMMUNICATIONS CORP. AND KELTIC FINANCIAL PARTNERS, LP
                          DATED AS OF OCTOBER 11, 2002

                  This is a First Amendment to the Revolving Loan Agreement, dated as of October 11, 2002, which is made as of the 10th day of October, 2003, (this "Amendment"), between DELTA COMPUTEC INC. (formerly known as MMAC Communications Corp.) ("Borrower"), a Delaware corporation, having an address at 900 Huyler Street, Teterboro, New Jersey 07608, and KELTIC FINANCIAL PARTNERS, LP ("Lender"), a Delaware limited partnership, with a place of business at 555 Theodore Fremd Avenue, Suite C-207, Rye, New York 10580.

                                   WITNESSETH

                  WHEREAS, Borrower and Lender are engaged in a continuing commercial lending relationship pursuant to that certain Revolving Loan Agreement, dated as of October 11, 2002 (the "Loan Agreement"), and other related documents, whereby Lender agreed to advance certain sums to Borrower and Borrower agreed to repay same under the terms and conditions therein set forth; and

                  WHEREAS, MMAC Communications Corp. changed its name from MMAC Communications Corp. to Delta Computec Inc., as evidenced by that certain Certificate of Amendment to Certificate of Incorporation of MMAC Communications Corp. with the Secretary of State of the State of Delaware on October 15, 2002; and

                  WHEREAS, the Borrower has requested that the Lender extend the Termination Date and amend certain provisions in the Loan Agreement; and

                  WHEREAS, the Lender is willing to effect such amendment, upon the condition that the Loan Agreement shall be otherwise amended as provided herein and subject to certain other terms and conditions herein contained; and

                  WHEREAS, the parties wish to memorialize the terms of their agreements by this writing.

                  NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, it is agreed as follows:

1.       AMENDMENTS TO ARTICLE 1, DEFINITIONS.

         (a) Section 1 of the Loan Agreement, entitled "Definitions", is hereby amended by deleting Section 1.32 ("Loan Interest Rate") and replacing same with the following:

                  "LOAN INTEREST RATE" shall mean, at the option of Lender, the greater of (a) the prime rate published in the "Money Rates" column of The Wall Street Journal from time to time or, in the event that The Wall Street Journal is not available at any time, such rate published in another nationally recognized publication as determined by Lender, plus two hundred fifty (250) basis points per annum or, (b) six and one-half percent (6.50%).

         (b) Section 1 of the Loan Agreement, entitled "Definitions" is hereby amended by deleting Section 1.51 ("Termination Date") and replacing same with the following:

                  "TERMINATION DATE" shall mean the earlier of October 11, 2004, or the date on which the Lender terminates this Agreement pursuant to Section 12 hereof.

2.       AMENDMENTS TO ARTICLE 3, LENDER'S COMPENSATION.

         (a) Section 3.6 ("Liquidated Damages") is hereby deleted in its entirety and replaced with the following:

                  3.6 LIQUIDATED DAMAGES. If Borrower prepays all or any portion of the principal of the Revolving Loan (other than from time to time for working capital or other payments required hereunder), Borrower shall pay to Lender at the time of such prepayment, liquidated damages in an amount equal to (a) three percent (3.00%) of the Maximum Facility if the Borrower elects to terminate the availability of Revolving Loans as hereinafter provided and the prepayment is made prior to October 11, 2004 or (b) three percent (3.00%) of the amount of any partial prepayment made prior to October 11, 2004. Borrower shall give Lender at least ninety (90) days' advance written notice (the "Termination Notice") of Borrower's election to terminate the availability of Revolving Loans hereunder prior to the Termination Date. The Termination Notice shall be irrevocable and shall specify the effective date of such termination, which respective date shall be not less than ninety (90) days after the giving of the notice of the Termination Notice and shall be in no event later than the Termination Date.

3.       AMENDMENTS TO ARTICLE 9, NEGATIVE COVENANTS.

         Section 9.22 "EBITDA" is hereby deleted in its entirety and replaced with the following:

         9.22 EBITDA Permit Borrower's EBITDA to be less than the following during the time periods set forth below.




AMOUNT                                TIME PERIOD
------                                -----------
$150,000.00                           For each of the fiscal quarters ended
                                      September 30, 2003, December 31, 2003
                                      and March 31, 2004

$200,000.00                           For each of the fiscal quarters ended June 30,
                                      2004 and September 30, 2004.




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


4.       MISCELLANEOUS.

         (a) The amendments to the Loan Agreement provided for in Sections 1 through 3 of this Amendment shall become effective on the date of this Amendment.

         (b) Any and all references to the Loan Agreement in any other Loan Document shall be deemed to refer to the Loan Agreement as amended by this Amendment. This Amendment is deemed incorporated into each of the other Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Agreement. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

         (c) Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Agreement, as amended hereby, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference; (b) after giving effect to this Amendment, no Default or Event of Default exists; (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, (d) no sums are due and owing to Lender under the Loan Agreement as of the effective date of this Amendment; and (e) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms. Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

         (d) Borrower hereby confirms that all Collateral for the Obligations and all liens, security interests, mortgages, and pledges granted by Borrower or third parties (if applicable) pursuant to the Loan Documents, shall continue unimpaired and in full force and effect, and shall cover and secure all of Borrower's existing and future Obligations to Lender, as modified by this Amendment.

         (e) This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

         (f) This Amendment will be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.

         (g) This Amendment has been delivered to and accepted by Lender and will be deemed to be made in the State of New York. This Amendment will be interpreted and the





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


rights and liabilities of the parties hereto determined in accordance with the laws of the State of New York, excluding its conflict of laws rules.

         (h) Borrower hereby acknowledges its continuing obligation to deliver to Lender tax clearance certificates from all applicable jurisdictions as set forth in the Loan Documents. Borrower shall use commercially reasonable efforts in order to secure same.

         (i) Except as amended hereby, all of the terms and provisions of the Loan Agreement remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Loan Agreement or any other Loan Document, a waiver of any Default or Event of Default, or a waiver or release of any of Lender's rights and remedies (all of which are hereby reserved). BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

5.       CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

         Lender's willingness to agree to the waiver and the amendments set forth in this Amendment are subject to the prior satisfaction of the following conditions:

         (a) Borrower and each guarantor shall execute and deliver this Amendment, incumbency certificates, authorizing resolutions, all other documents or information required and requested by Lender, in such form and substance as is satisfactory to Lender.

6.       FEES AND EXPENSES.

         (a) Borrower shall reimburse Lender for all fees and costs associated with the negotiation, documenting and closing of this Amendment and all documentation related to this Amendment, including, without limitation, the reasonable fees and out-of-pocket costs of counsel for Lender. Lender may charge all such fees and costs by a charge to Borrower's loan account with Lender. Borrower hereby consents to such charge.

         (b) Borrower shall pay to Lender an extension fee (the "Extension Fee") in the amount of Seven Thousand Five Hundred Dollars ($7,500.00). The Extension Fee is deemed earned in full on the date that this Amendment is executed by Borrower and shall be paid on or before the execution of this Amendment.

                      [END OF TEXT; SIGNATURE PAGE FOLLOWS]



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


                  IN WITNESS WHEREOF, the undersigned have set their hands and seals or caused these presents to be executed by their proper authorized representative as of the day and year first above written.

                                             DELTA COMPUTEC INC.
                                             (formerly known as MMAC
                                             Communications Corp.)


                                             By:__________________________

                                             Name:________________________

                                             Title:_______________________


                                             KELTIC FINANCIAL PARTNERS, LP
                                             By: KELTIC FINANCIAL SERVICES, LLC,
                                             its General Partner


                                             By:___________________________
                                             Name: John P. Reilly
                                             Title: Managing Partner



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


                              CONSENT OF GUARANTORS

         Each of the undersigned guarantors (the "Guarantors") consents to the provisions of the foregoing First Amendment to the Revolving Loan Agreement dated as of October 11, 2002 (the "Amendment") and all prior amendments (if any) and confirms and agrees that, with respect to each of the Guaranty Documents (as hereinafter defined) to which they are a party: (a) the Guarantors' obligations under the Guaranty Documents shall be unimpaired by the Amendment; (b) the Guarantors have no defenses, set offs, counterclaims, discounts or charges against the Lender, its officers, directors, employees, agents or attorneys with respect to the Guaranty Documents; and (c) all the terms, conditions and covenants in the Guaranty Documents remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as modified by the Amendment. The Guarantors certify that all representations and warranties made in the Guaranty Document are true and correct.

         For purposes of this Consent, the term "Guaranty Documents" shall mean:
(i) that certain Validity and Support Agreement by John DeVito, (ii) that certain Validity and Support Agreement by Alex Roque; (iii) that certain Guaranty of Payment and Performance by ViewCast.com, Inc., and (iv) that certain Subordination Agreement by and among Lender and ViewCast.com, Inc., each dated as of October 11, 2002, as same may be amended, restated or supplemented.

         The Guarantors hereby confirm that any Collateral for the Obligations, including liens, security interests, mortgages and pledges granted by the Guarantors or third parties (if applicable) shall continue unimpaired and in full force and effect and shall cover and secure all of the Guarantors' existing and future Obligations to the Lender, as modified by this Amendment.

         The Guarantors ratify and confirm the indemnification and waiver of jury trial provisions contained in the Guaranty Documents.

         WITNESS, the due execution of this Consent as a document under seal as of the date of this Amendment, intending to be legally bound hereby.

                                                ________________________________
                                                John DeVito

                                                ________________________________
                                                Alex Roque

                                                VIEWCAST.COM, INC.


                                                ________________________________

                                                Name:___________________________

                                                Title:__________________________





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